Property and Equipment, net (Tables)	12 Months Ended
Dec. 31, 2018
Property and Equipment, net
Schedule of property and equipment, net

	As of December 31,
	2017	2018
	RMB	RMB
Electronic equipment	32,324	56,000
Transportation equipment	4,625	5,327
Office equipment	9,493	10,459
Leasehold improvements	40,092	44,036
Total Property and Equipment	86,534	115,822
Less: Accumulated depreciation	(45,741)	(59,124)
Total Property and Equipment, net	40,793	56,698